Exhibit 10.1

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (the “Agreement”) is dated this 8th day of February, 2017, by and between VIKING THERAPEUTICS, INC., a Delaware corporation (the “Company”), and PoC Capital, LLC, a California limited liability company (the “Purchaser”).

WHEREAS, in consideration for the Purchaser’s performance of its obligations under the Master Services Agreement by and among the Company, Integrium Clinical Research, LLC and the Purchaser of even date herewith (as may be amended or restated from time to time, the “Master Services Agreement”), the Company wishes to issue to the Purchaser shares of its common stock, $0.00001 par value (“Common Stock”), upon the terms and conditions as set forth herein;

WHEREAS, the Company desires to issue and sell (the “Sale”) to the Purchaser 1,286,173 shares of Common Stock (the “Shares”), for an aggregate issue price of $1,800,000.00 (the “Purchase Price”);

WHEREAS, the Purchaser desires to acquire the Shares upon the terms and conditions herein; and

WHEREAS, in reliance upon the representations made by each of the Purchaser and the Company in this Agreement, the transactions contemplated by this Agreement are such that the offer and sale of securities by the Company under this Agreement will be exempt from registration under applicable United States securities laws as a result of the Sale being undertaken pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

NOW, THEREFORE, in consideration of the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Purchaser hereby agree as follows:

Section 1.  Sale.  Subject to and upon the terms and conditions set forth in this Agreement, the Purchaser agrees to be issued the Shares at the Purchase Price in consideration for the Purchaser’s fulfillment of all of its obligations to the Company (and to Integrium Clinical Research, LLC on behalf of the Company) under the Master Services Agreement. The Purchaser acknowledges and agrees that (a) the Shares purchased by the Purchaser hereunder are issued by the Company to Purchaser in full satisfaction of, and in connection with, the Company’s payment obligations to the Purchaser under the Master Services Agreement and (b) a breach by the Purchaser of the Master Services Agreement shall constitute a breach by Purchaser of this Agreement.

1.1  Closing.  The closing of the Sale (the “Closing”) shall occur, subject to the satisfaction or waiver of the conditions set forth in Section 4 and Section 5, promptly following the execution of this Agreement by the parties hereto or on such other date as the parties may mutually agree in writing (the “Closing Date”).  The Shares issuable upon the Closing shall bear a restrictive legend as follows:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS AND MAY BE OFFERED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED, TRANSFERRED OR OTHERWISE DISPOSED OF (EACH, A “TRANSFER”) ONLY IF SUCH SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR IF SUCH TRANSFER IS MADE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND SUCH STATE SECURITIES LAWS AFTER PROVIDING AN OPINION OF COUNSEL TO SUCH EFFECT.

1.2  Section 4(a)(2).  Assuming the accuracy of the representations and warranties of each of the Company and the Purchaser set forth in Section 2 and Section 3, respectively, the parties acknowledge and agree that the purpose of such representations and warranties is, among other things, to ensure that the Sale qualifies as a sale of securities under Section 4(a)(2) of the Securities Act.

1.3  Deliveries.

(a)On the Closing Date, the Company shall deliver or cause to be delivered to the Purchaser the Shares in restricted book-entry format, registered in the name of the Purchaser.

(b)On or prior to the Closing Date, the Purchaser shall deliver or cause to be delivered to the Company a completed Selling Stockholder Questionnaire in substantially the form attached hereto as Exhibit A (the “Selling Stockholder Questionnaire”).

1.4  Effect of Closing.  Upon the Closing, all services paid for by the Company under the Master Services Agreement shall be immediately available to the Company for its use.

Section 2.  Representations and Warranties of the Company.  The Company hereby represents and warrants to the Purchaser, as of the date of this Agreement and as of the Closing Date, that:

2.1  Organization and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with the corporate power to conduct its business as currently conducted.  The Company is not in violation or default of any of the provisions of its certificate of incorporation or bylaws.

2.2  Issuance of Shares.  The issuance of the Shares is duly authorized and, upon issuance in accordance with the terms hereof, the Shares shall be validly issued, fully paid and non-assessable shares of the Common Stock.  Assuming the truth and accuracy of each of the representations and warranties of the Purchaser contained in Section 3, the issuance by the Company of the Shares is exempt from registration under the Securities Act.

2.3  No Conflicts.  The execution, delivery and performance by the Company of this Agreement, the issuance of the Shares and the consummation by it of the transactions contemplated hereby and thereby do not and will not: (a) conflict with or violate any provision of the Company’s certificate of incorporation or bylaws, (b) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any options, contracts, agreements, liens, security interests or other encumbrances (“Liens”) upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (c) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (b) and (c), such as would not have or reasonably be expected to result in (A) a material adverse effect on the legality, validity or enforceability of this Agreement, (B) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company, taken as a whole, or (C) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under this Agreement (any of (A), (B) or (C), a “Material Adverse Effect”).

2.4  Litigation.  There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or of its properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (a) adversely affects or challenges the legality, validity or enforceability of this Agreement or the Shares, or (b) would, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect.

2.5  Permits.  The Company holds all material licenses, franchises, permits, certificates, approvals and authorizations from each governmental body, or required by any governmental body to be obtained, in each case necessary for the lawful conduct of its business and operations as currently conducted, the absence of which is reasonably likely to cause a Material Adverse Effect (collectively, “Permits”).  The Company is in compliance in all material respects with the terms of all Permits.

2.6  Taxes. The Company has filed all federal, state, local and foreign tax returns that have been required to be filed and paid all taxes shown thereon through the date of this Agreement, to the extent that such taxes have become due and are not being contested in good faith, except where the failure to do so would not reasonably be expected to have a Material Adverse Effect. The Company has no knowledge of any federal, state or other governmental tax deficiency, penalty or assessment which has been or might be asserted or threatened against it which would reasonably be expected to have a Material Adverse Effect.

2.7  Intellectual Property. To the knowledge of the Company (without having conducted any special investigation or patent search), the Company owns or possesses adequate enforceable rights to use all patents, patent applications, trademarks (both registered and unregistered), service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) (collectively, the “Intellectual Property”), necessary for the conduct of its business as conducted as of the date of this Agreement, except to the extent that the failure to own or possess adequate rights to use such Intellectual Property would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; the Company has not received any written notice of any claim of infringement or conflict which asserted Intellectual Property rights of others, which infringement or conflict, if the subject of an unfavorable decision, would reasonably be expected to result in a Material Adverse Effect. The Company is not aware that any of its employees is obligated under any contract or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would materially interfere with the use of his or her efforts to promote the interests of the Company or that would conflict with the Company’s business as presently conducted. Neither the execution nor delivery of this Agreement, nor the carrying on of the Company’s business by the employees of the Company, nor the conduct of the Company’s business as presently conducted, will, to the Company’s knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated. The Company does not believe it is or will be necessary to use any inventions of any of its employees made prior to their employment by the Company.

2.8  Title to Properties and Assets; Liens. To the knowledge of the Company, the Company has good and marketable title to its properties and assets, and has good title to all its leasehold interests, in each case subject to no material Liens, other than (a) Liens for current taxes not yet due and payable, (b) Liens imposed by law and incurred in the ordinary course of business for obligations not past due, (c) Liens in respect of pledges or deposits under workers’ compensation laws or similar legislation, and (d) Liens which do not in any case materially detract from the value of the property subject thereto or would reasonably be expected to result in a Material Adverse Effect, and which have not arisen otherwise than in the ordinary course of business. With respect to the property and assets it leases, the Company is in compliance with such leases in all material respects and, to its knowledge, holds a valid leasehold interest free of any Liens, subject to clauses (a)-(d) above

Section 3.  Representations and Warranties of the Purchaser.  The Purchaser represents and warrants to the Company, as of the date of this Agreement and as of the Closing Date, that:

3.1  No Public Sale or Distribution.  The Purchaser is acquiring the Shares in the ordinary course of business for its own account and not with a view toward, or for resale in connection with, the public sale or distribution thereof.

3.2  Accredited Investor and Affiliate Status.  The Purchaser is an “accredited investor” as that term is defined in Rule 501 of Regulation D under the Securities Act.  The Purchaser is not, and has not been, for a period of at least three months prior to the date of this Agreement (a) an officer or director of the Company, (b) an “affiliate” of the Company (as defined in Rule 144 of the Securities Act (“Rule 144”)) (an “Affiliate”), or (c) a “beneficial owner” of more than 10% of the Common Stock (as defined for purposes of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

3.3  Reliance on Exemptions.  The Purchaser understands that the Sale is being made in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to complete the Sale and to acquire the Shares.

3.4  Information.  The Purchaser has been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the Sale which have been requested by the Purchaser.  The Purchaser has been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by the Purchaser or its representatives shall modify, amend or affect the Purchaser’s right to rely on the Company’s representations and warranties contained herein.  The Purchaser acknowledges that all of the documents filed by the Company with the Securities and Exchange Commission (the “SEC”) under Sections 13(a), 14(a) or 15(d) of the Exchange Act that have been posted on the SEC’s EDGAR site are available to the Purchaser, and the Purchaser has not relied on any statement of the Company not contained in such documents in connection with the Purchaser’s decision to enter into this Agreement and the Sale.

3.5  Risk.  The Purchaser understands that its investment in the Shares involves a high degree of risk.  The Purchaser is able to bear the risk of an investment in the Shares including, without limitation, the risk of total loss of its investment.  The Purchaser is not relying on any advice or representation of the Company in connection with entering into this Agreement or the transactions contemplated hereunder (other than the representations made by the Company in this Agreement) and has not received from the Company any assurance or guarantee as to the merits (whether legal, regulatory, tax, financial or otherwise) of entering into this Agreement or the performance of the Purchaser’s obligations hereunder. The Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to the Sale. The Purchaser understands that there is no assurance that the Shares will continue to be quoted, traded or listed for trading or quotation on the Nasdaq Capital Market or on any other organized market or quotation system.

3.6  No Governmental Review.  The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement in connection with the Sale or the fairness or suitability of the investment in the Shares.

3.7  Organization; Authorization.  The Purchaser is duly organized, validly existing and in good standing under the laws of the State of California and has the requisite limited liability company power and authority to enter into and perform its obligations under this Agreement.

3.8  Validity; Enforcement.  This Agreement has been duly and validly authorized, executed and delivered on behalf of the Purchaser and, when delivered, constitutes the legal, valid and binding obligations of the Purchaser enforceable against the Purchaser in accordance with its terms.  The execution, delivery and performance of this Agreement by the Purchaser and the consummation by the Purchaser of the transactions contemplated hereby will not result in a violation of the organizational documents of the Purchaser.

3.9  Prior Investment Experience.  The Purchaser acknowledges that it has prior investment experience, including investment in securities of the type being sold, including the Shares, and has read all of the documents furnished or made available by the Company to it and is able to evaluate the merits and risks of such an investment on its behalf, and that it recognizes the highly speculative nature of this investment.

3.10  Tax Consequences.  The Purchaser acknowledges that the Company has made no representation regarding the potential or actual tax consequences for the Purchaser that will result from entering into this Agreement and from consummation of the Sale.  The Purchaser acknowledges that it bears complete responsibility for obtaining adequate tax advice regarding this Agreement and the Sale.

3.11  No Registration, Review or Approval; Restricted Securities.  The Purchaser acknowledges, understands and agrees that the Shares are being sold hereunder pursuant to an offer exemption under Section 4(a)(2) of the Securities Act. The Purchaser understands that the Shares constitute “restricted securities” within the meaning of Rule 144 and may not be sold, pledged or otherwise disposed of unless they are subsequently registered under the Securities Act and applicable state securities laws or unless an exemption from registration thereunder is available.

Section 4.  Conditions Precedent to Obligations of the Company.  The obligation of the Company to consummate the transactions contemplated by this Agreement is subject to the satisfaction of each of the following conditions; provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing the Purchaser with prior written notice thereof:

4.1  Delivery.  The Purchaser shall have delivered to the Company the Selling Stockholder Questionnaire, duly executed and completed by the Purchaser, as contemplated by Section 1.3(b);

4.2  No Prohibition.  No order of any court, arbitrator or governmental or regulatory authority shall be in effect which purports to enjoin or restrain any of the transactions contemplated by this Agreement;

4.3  Representations.  The representations and warranties of the Purchaser contained in Section 3 shall be true and correct in all material respects (other than representations and warranties which are already qualified as to materiality, which shall be true and correct in all respects) as of the date when made and as of the Closing Date, as though made on and as of such date, except for such representations and warranties that speak as of a specific date, which shall be true and correct as of such specified date; and

4.4  Covenants.  The Purchaser shall have performed or complied with all covenants, agreements and conditions contained in this Agreement to be performed or complied with by the Purchaser on or prior to the Closing Date.

Section 5.  Conditions Precedent to Obligations of the Purchaser.  The obligation of the Purchaser to consummate the transactions contemplated by this Agreement is subject to the satisfaction of each of the following conditions; provided that these conditions are for the Purchaser’s sole benefit and may be waived by the Purchaser at any time in its sole discretion by providing the Company with prior written notice thereof:

5.1  Delivery.The Company shall have delivered to the Purchaser the Shares, as contemplated by Section 1.3(a);

5.2  No Prohibition.No order of any court, arbitrator, or governmental or regulatory authority shall be in effect which purports to enjoin or restrain any of the transactions contemplated by this Agreement;

5.3  Representations.The representations and warranties of the Company contained in Section 2 shall be true and correct in all material respects (other than representations and warranties which are already qualified as to materiality, which shall be true and correct in all respects) as of the date when made and as of the Closing Date, as though made on and as of such date, except for such representations and warranties that speak as of a specific date, which shall be true and correct as of such specified date; and

5.4  Covenants.  The Company shall have performed or complied with all covenants, agreements and conditions contained in this Agreement to be performed or complied with by the Company on or prior to the Closing Date.

Section 6.  Resale Registration Statement. Within 10 business days following the Closing Date, the Company shall (a) file with the SEC, or (b) have filed with the SEC, a resale Registration Statement on Form S-3 or, if Form S-3 is unavailable to the Company, Form S-1 (the “Resale Registration Statement”), pursuant to Rule 415 under the Securities Act pursuant to which all of the Shares (the “Registrable Securities”) shall be included (on the initial filing or by supplement thereto) to enable the public resale on a delayed or continuous basis of the Registrable Securities by the Purchaser. The Company shall file the Resale Registration Statement on such form as the Company may then utilize under the rules of the SEC and use its commercially reasonable efforts to have the Resale Registration Statement declared effective under the Securities Act as soon as practicable, but in no event more than 90 days following the initial filing of the Registration Statement. The Company agrees to use its commercially reasonable  efforts to maintain the effectiveness of the Resale Registration Statement, including by filing any necessary post-effective amendments and prospectus supplements, or, alternatively, by filing new registration statements relating to the Registrable Securities as required by Rule 415 under the Securities Act, continuously until the date that is the earlier of (i) three (3) years following the date of effectiveness of the Resale Registration Statement, or (ii) the date that the Registrable Securities can be sold under Rule 144 without restriction or limitation on volume or manner of sale.

Section 7.  Additional Provisions Relating to Registration.

7.1  Notwithstanding any other provisions of this Agreement to the contrary, the Company shall cause (a) the Resale Registration Statement (as of the effective date of the Resale Registration Statement), any amendment thereof (as of the effective date thereof) or supplement thereto (as of its date), (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the SEC, and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and (b) any related prospectus, preliminary prospectus and any amendment thereof or supplement thereto, as of its date, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the

SEC, and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, the Company shall have no such obligations or liabilities with respect to any written information pertaining to the Purchaser and furnished to the Company by or on behalf of the Purchaser specifically for inclusion therein.

7.2  The Company shall notify the Purchaser: (a) when the Resale Registration Statement or any amendment thereto has been filed with the SEC and when the Resale Registration Statement or any post-effective amendment thereto has become effective; (b) of any request by the SEC for amendments or supplements to the Resale Registration Statement or the prospectus included therein or for additional information; (c) of the issuance by the SEC of any stop order suspending the effectiveness of the Resale Registration Statement or the initiation of any proceedings for that purpose and of any other action, event or failure to act that would cause the Resale Registration Statement not to remain effective; and (d) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose.

7.3  As promptly as practicable after becoming aware of such event, the Company shall notify the Purchaser of the happening of any event (a “Suspension Event”), of which the Company has knowledge, as a result of which the prospectus included in the Resale Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Resale Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to the Purchaser as the Purchaser may reasonably request; provided, however, that, for not more than fifteen (15) consecutive trading days (or a total of not more than thirty (30) trading days in any twelve (12) month period), the Company may delay the disclosure of material non-public information concerning the Company (as well as any prospectus or Resale Registration Statement updating), the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company; provided, further, that, if the Resale Registration Statement was not filed on Form S-3, such number of days shall not include the fifteen (15) calendar days following the filing of any Current Report on Form 8-K, Quarterly Report on Form 10-Q or Annual Report on Form 10-K, or other comparable form, for purposes of filing a post-effective amendment to the Resale Registration Statement.

7.4  Upon a Suspension Event, the Company shall give written notice (a ”Suspension Notice”) to the Purchaser to suspend sales of the Registrable Securities, and such notice shall state that such suspension shall continue only for so long as the Suspension Event or its effect is continuing and the Company is pursuing with reasonable diligence the completion of the matter giving rise to the Suspension Event or otherwise taking all reasonable steps to terminate suspension of the effectiveness or use of the Resale Registration Statement.  In no event shall the Company, without the prior written consent of the Purchaser, disclose to the Purchaser any of the facts or circumstances giving rise to the Suspension Event. The Purchaser shall not effect any sales of the Registrable Securities pursuant to such Resale Registration Statement (or such filings) at any time after it has received a Suspension Notice and prior to receipt of an End of Suspension Notice.  The Purchaser may resume effecting sales of the Registrable Securities under the Resale Registration

Statement (or such filings) following further notice to such effect (an “End of Suspension Notice”) from the Company.  This End of Suspension Notice shall be given by the Company to the Purchaser in the manner described above promptly following the conclusion of any Suspension Event and its effect.

7.5  Notwithstanding any provision herein to the contrary, if the Company gives a Suspension Notice pursuant to this Section 7 with respect to the Resale Registration Statement, the Company shall extend the period during which such Resale Registration Statement shall be maintained effective under this Agreement by the number of days during the period from the date of the giving of the Suspension Notice to and including the date when Purchaser shall have received the End of Suspension Notice and copies of the supplemented or amended prospectus necessary to resume sales; provided, however, that such period of time shall not be extended beyond the date that the Registrable Securities can be sold under Rule 144 without restriction or limitation on volume or manner of sale.

7.6  The Company shall bear all Registration Expenses incurred in connection with the registration of the Registrable Securities pursuant to this Agreement. “Registration Expenses” shall mean any and all expenses incident to the performance of or compliance with this Agreement, including without limitation: (a) all registration and filing fees; (b) all fees and expenses associated with a required listing of the Registrable Securities on any securities exchange; (c) fees and expenses with respect to filings required to be made with an exchange or any securities industry self-regulatory body; (d) fees and expenses of compliance with securities or “blue sky” laws (including reasonable fees and disbursements of counsel for the underwriters or holders of securities in connection with blue sky qualifications of the securities and determination of their eligibility for investment under the laws of such jurisdictions); (e) printing, messenger, telephone and delivery expenses of the Company; (f) fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters, or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters, if such comfort letter or comfort letters is required by the managing underwriter); (g) securities acts liability insurance, if the Company so desires; (h) all internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties); (i) the expense of any annual audit; and (j) the fees and expenses of any person, including special experts, retained by the Company; provided, however that “Registration Expenses” shall not include underwriting fees, discounts or commissions attributable to the sale of such Registrable Securities or any legal fees and expenses of counsel to the Purchaser.

Section 8.  Indemnification.

8.1  In the event of the offer and sale of the Registrable Securities held by the Purchaser under the Securities Act, the Company agrees to indemnify and hold harmless the Purchaser and its directors, officers, employees, Affiliates and agents and each person who controls Purchaser within the meaning of the Securities Act or the Exchange Act (collectively, the “Purchaser Indemnified Parties”) from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof to which each Purchaser Indemnified Party may become subject under the Securities Act or the Exchange Act, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Resale Registration Statement, or in any amendment thereof, in each case at the time such became effective under the Securities Act, or in any the preliminary prospectus or other information that is deemed, under Rule 159 promulgated under the Securities Act to have been conveyed to purchasers of securities at the time of sale of such securities (“Disclosure Package”), prospectus or in any amendment thereof or supplement thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Disclosure Package or any prospectus, in the light of the circumstances under which they were made) not misleading, and shall reimburse, as incurred, the Purchaser Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in the Resale Registration Statement, the Disclosure Package, any prospectus or in any amendment thereof or supplement thereto in reliance upon and in conformity with written information pertaining to the Purchaser and furnished to the Company by or on behalf of such Purchaser Indemnified Party specifically for inclusion therein; provided further, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Disclosure Package, where (A) such statement or omission had been eliminated or remedied in any subsequently filed amended prospectus or prospectus supplement (the Disclosure Package, together with such updated documents, the “Updated Disclosure Package”), the filing of which the Purchaser had been notified in accordance with the terms of this Agreement, (B) such Updated Disclosure Package was available at the time the Purchaser sold Registrable Securities under the Resale Registration Statement, (C) such Updated Disclosure Package was not furnished by the Purchaser to the person or entity asserting the loss, liability, claim, damage or liability, or an underwriter involved in the distribution of such Registrable Securities, at or prior to the time such furnishing is required by the Securities Act, and (D) the Updated Disclosure Package would have cured the defect giving rise to such loss, liability, claim, damage or action; and provided further, however, that this indemnity agreement will be in addition to any liability that the Company may otherwise have to such Purchaser Indemnified Party. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Purchaser Indemnified Parties and shall survive the transfer of the Registrable Securities by the Purchaser.

8.2  As a condition to including any Registrable Securities to be offered by the Purchaser in any registration statement filed pursuant to this Agreement, the Purchaser agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Resale Registration Statement, as well as any officers, employees, Affiliates and agents of the Company, and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (a “Company Indemnified Party”) from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which a Company Indemnified Party may become subject under the Securities Act or the Exchange Act, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Resale Registration Statement, or in any amendment thereof, in each case at the time such became effective under the Securities Act, or in any Disclosure Package, prospectus or in any amendment thereof or supplement thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Disclosure Package or any prospectus, in the light of the circumstances under which they were made) not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to the Purchaser and furnished to the Company by or on behalf of the Purchaser specifically for inclusion therein; and, subject to the limitation immediately preceding this clause, shall reimburse, as incurred, the Company Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Purchaser, or any such director, officer, employees, Affiliates and agents and shall survive the transfer of such Registrable Securities by the Purchaser, and the Purchaser shall reimburse the Company, and each such director, officer, employees, Affiliates and agents for any legal or other expenses reasonably incurred by them in connection with investigating, defending, or settling and such loss, claim, damage, liability, action, or proceeding; provided, however, that the indemnity agreement contained in this Section 8.2 shall in no event exceed the gross proceeds from the offering received by the Purchaser.  Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer, employees, Affiliates and agents and shall survive the transfer by the Purchaser of such Registrable Securities.

8.3  Promptly after receipt by a Purchaser Indemnified Party or a Company Indemnified Party (each, an “Indemnified Party”) of notice of the commencement of any action or proceeding (including a governmental investigation), such Indemnified Party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve the indemnifying party from liability under Sections 8.1 or 8.2  unless and to the extent it did not otherwise learn of such action and the indemnifying party has been materially prejudiced by such failure. In case any such action is brought against any Indemnified Party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Party (who shall not, except with the consent of the Indemnified Party, be counsel to the indemnifying party), and after notice from the indemnifying party to such Indemnified Party of its election so to assume the defense thereof the indemnifying party will not be liable to such Indemnified Party under this Section 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such Indemnified Party in connection with the defense thereof; provided, however, if such Indemnified Party shall have been advised by counsel that there are one or more defenses available to it that are in conflict with those available to the indemnifying party (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the Indemnified Party), the reasonable fees and expenses of such Indemnified Party’s counsel shall be borne by the indemnifying party. In no event shall the indemnifying party be liable for the fees and expenses of more than one counsel (together with appropriate local counsel) at any time for any Indemnified Party in connection with any one action or separate but substantially similar or related actions arising in the same jurisdiction out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the Indemnified Party (not to be unreasonably withheld or delayed), effect any settlement of any pending or threatened action in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party unless such settlement (i) includes an unconditional release of such Indemnified Party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any Indemnified Party.   If the indemnification provided for in this Section 8 is unavailable or insufficient to hold harmless an Indemnified Party under Sections 8.1 or 8.2 , then each indemnifying party shall contribute to the amount paid or payable by such Indemnified Party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in Sections 8.1 or 8.2 in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and the Indemnified Party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Purchaser or Purchaser Indemnified Party, as the case may be, on the other, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 8.3 shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any action or claim that is the subject of this Section 8.3. The parties agree that it would not be just and equitable if contributions were determined by pro rata allocation (even if the Purchaser was treated as one entity for such purpose) or any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding any other provision of this Section 8.3, the Purchaser shall not be required to contribute any amount in excess of the amount by which the net proceeds received by the Purchaser from the sale of the Registrable Securities pursuant to the Resale Registration Statement exceeds the amount of damages that Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

8.4  The agreements contained in this Section 8 shall survive the sale of the Registrable Shares pursuant to the Resale Registration Statement, and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any Indemnified Party.

Section 9.  Furnishing of Information.  As long as the Purchaser owns the Shares, the Company covenants to use its commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date of this Agreement pursuant to the Exchange Act. The Company further covenants that it will use its commercially reasonable efforts to take such further action as the Purchaser may reasonably request, all to the extent required from time to time to enable the Purchaser to sell the Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

Section 10.  No Short Sales. The Purchaser, its successors and assigns, agree that the Purchaser shall not enter into or effect “short sales” of the Common Stock or hedging transaction that establishes a short position with respect to the Common Stock.

Section 11.  Governing Law; Jurisdiction; Waiver of Jury Trial.  This Agreement shall be construed under the laws of the state of California, without regard to principles of conflicts of law or choice of law that would permit or require the application of the laws of another jurisdiction.  The Company and the Purchaser each hereby agrees that all actions or proceedings arising directly or indirectly from or in connection with this Agreement shall be litigated only in the Superior Court of the State of California or the United States District Court for the Southern District of California located in San Diego County, California.  The Company and the Purchaser each consents to the exclusive jurisdiction and venue of the foregoing courts and consents that any process or notice of motion or other application to either of said courts or a judge thereof may be served inside or outside the State of California or the Southern District of California by generally recognized overnight courier or certified or registered mail, return receipt requested, directed to such party at its address set forth below (and service so made shall be deemed “personal service”) or by personal service or in such other manner as may be permissible under the rules of said courts.  THE COMPANY AND THE PURCHASER EACH HEREBY WAIVES ANY RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION PURSUANT TO THIS AGREEMENT.

Section 12.  Counterparts.  This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

Section 13.  Headings.  The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

Section 14.  Fees and Expenses.  Except as otherwise provided in this Agreement, all expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses; provided, however, that the Company shall, contingent upon the Closing, reimburse the actual, reasonable and documented fees and expenses of one counsel to the Purchaser, not to exceed $20,000 in the aggregate.

Section 15.  Severability.  If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

Section 16.  Entire Agreement; Amendments.  This Agreement supersedes all other prior oral or written agreements between the Purchaser, the Company, their Affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters.  No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Purchaser.  No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

Section 17.  Notices.  Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (a) upon receipt, when delivered personally; (b) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (c) one calendar day (excluding Saturdays, Sundays, and national banking holidays in the United States) after deposit with an overnight courier service, in each case properly addressed to the party to receive the same.

The addresses and facsimile numbers for such communications shall be:

If to the Company:

Viking Therapeutics, Inc.

12340 El Camino Real, Suite 250

San Diego, California 92130

Attn: Brian Lian, Ph.D.

With a copy (which shall not constitute notice) to:

Paul Hastings LLP

4747 Executive Drive, 12th Floor

San Diego, CA 92121

Facsimile: 858-458-3122

Attn: Jeffrey Hartlin, Esq.

If to the Purchaser:

PoC Capital, LLC
2995 Woodside Rd., Suite 400-121

Woodside, CA 94062

Attn: Daron Evans

or to such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change.

Section 18.  Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Shares.

Section 19.  No Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, including any purchasers of the Shares, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

Section 20.  Survival of Representations.  The representations, warranties and covenants of the Company and the Purchaser contained in this Agreement shall survive the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Purchaser or the Company.

Section 21.  Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Stock Purchase Agreement as of the date first written above.

VIKING THERAPEUTICS, INC.

By: /s/Brian Lian, Ph. D.

Name:Brian Lian, Ph.D.

Title:  President & Chief Executive Officer

POC CAPITAL, LLC

By: /s/Daron Evans

Name:Daron Evans

Title:  Managing Director

Exhibit A

Form of Selling Stockholder Questionnaire

VIKING THERAPEUTICS, INC.

SELLING STOCKHOLDER NOTICE AND QUESTIONNAIRE

The undersigned holder of shares of common stock of Viking Therapeutics, Inc. (the “Company”) understands that the Company intends to file with the Securities and Exchange Commission a registration statement on Form S-3 (the “Resale Registration Statement”) for the registration and the resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities in accordance with the terms of the Stock Purchase Agreement, dated February 8, 2017, by and between the Company and the undersigned holder (the “Stock Purchase Agreement”).  All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Stock Purchase Agreement.

In order to sell or otherwise dispose of any Registrable Securities pursuant to the Resale Registration Statement, a holder of Registrable Securities generally will be required to be named as a selling stockholder in the related prospectus or a supplement thereto (as so supplemented, the “Prospectus”), deliver the Prospectus to purchasers of Registrable Securities (including pursuant to Rule 172 under the Securities Act) and be bound by the provisions of the Stock Purchase Agreement (including certain indemnification provisions, as described therein).  Holders must complete and deliver this notice and questionnaire (“Notice and Questionnaire”) in order to be named as selling stockholders in the Prospectus.  Certain legal consequences arise from being named as a selling stockholder in the Resale Registration Statement and the Prospectus.  Holders of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not named as a selling stockholder in the Resale Registration Statement and the Prospectus.

NOTICE

The undersigned holder (the “Selling Stockholder”) of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities owned by it and listed below in Item 3(b) pursuant to the Resale Registration Statement.  The undersigned, by signing and returning this Notice and Questionnaire, understands and agrees that it will be bound by the terms and conditions of this Notice and Questionnaire and the Stock Purchase Agreement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is materially accurate and complete:

QUESTIONNAIRE

1.Name:

(a)Full legal name of the Selling Stockholder:

(b)	Full legal name of the registered holder (if not the same as Item 1(a) above) through which the Registrable Securities listed in Item (3) below are held:

(c)

Full legal name of any natural control person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the Registrable Securities listed in Item (3) below):

2.Notices to Selling Stockholder:

(a)Address:

(b)Telephone:

(c)Fax:

(d)Contact person:

(e)E-mail address of contact person:

3.Beneficial Ownership of Registrable Securities:

(a)Type and number of Registrable Securities beneficially owned:

(b)	Number of shares of Common Stock to be registered for resale pursuant to this Notice and Questionnaire:

4.Broker-Dealer Status:

(a)Are you a broker-dealer?

Yes ☐No ☐

(b)	If you answered “yes” to Item 4(a) above, did you receive your Registrable Securities as compensation for investment banking services provided to the Company?

Yes ☐No ☐

Note:If you answered “no”, the SEC’s staff has indicated that you should be identified as an underwriter in the Resale Registration Statement.

(c)Are you an affiliate of a broker-dealer?

Yes ☐No ☐

If you answered “yes”, provide a narrative explanation below:

(d)

If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐No ☐

Note:If you answered “no”, the SEC’s staff has indicated that you should be identified as an underwriter in the Resale Registration Statement.

5.Beneficial Ownership of Other Securities of the Company Owned by the Selling Stockholder:

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company, other than the Registrable Securities listed above in Item 3.

Type and amount of other securities beneficially owned:

☐ The undersigned does not beneficially own any other securities of the Company.

6.Relationships with the Company:

(a)

Have you or any of your affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the undersigned) held any position or office or have you had any other material relationship with the Company (or its predecessors or affiliates) within the past three years?

Yes ☐No ☐

(b)	If your response to Item 6(a) above is “yes”, please state the nature and duration of your relationship with the Company:

7.Plan of Distribution:

The undersigned has reviewed the form of Plan of Distribution attached as Annex A hereto, and hereby confirms that, except as set forth below, the information contained therein regarding the undersigned and its plan of distribution is correct and complete.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the effective date of any applicable Resale Registration Statement.  All notices hereunder shall be delivered as set forth in the Stock Purchase Agreement.  In the absence of any such notification, the Company shall be entitled to continue to rely on the accuracy of the information in this Notice and Questionnaire.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 7 above and the inclusion of such information in the Resale Registration Statement and the Prospectus.  The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of any such Resale Registration Statement and Prospectus.

By signing below, the undersigned acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M in connection with any offering of Registrable Securities pursuant to the Resale Registration Statement.  The undersigned also acknowledges that it understands that the answers to this Notice and Questionnaire are furnished for use in connection with registration statements filed pursuant to the Stock Purchase Agreement and any amendments or supplements thereto filed with the SEC pursuant to the Securities Act.

The undersigned confirms that, to the best of his/her knowledge and belief, the foregoing answers to this Notice and Questionnaire are correct.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated: February 8, 2017

Selling Stockholder:

PoC Capital, LLC

By:_________________________________
Name: Daron Evans
Title: Managing Director